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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(e) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2008

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                       1-33476               56-2480744
      -------------                       -------               ----------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.
            -------------

      On April 14, 2008, Beneficial Mutual Bancorp, Inc. (the "Company"), the holding company for Beneficial Bank, issued a press release announcing that effective June 30, 2008, the defined benefit pension plans maintained by Beneficial Bank, including the defined benefit pension plan Beneficial Bank assumed in connection with the merger of Farmers & Mechanics Bank with and into Beneficial Bank, will be frozen. Effective with the freeze of both plans, each active participant's pension benefit will be determined based upon a participant's compensation and period of employment as of June 30, 2008. Compensation and employment after that date will not be taken into account.

      In conjunction with the freeze, the Company plans on increasing its match of employee contributions in the current 401(k) defined contribution plan ("401(k) plan") to up to 6% of an employee's salary, up from a dollar based formula which limited Company contributions to a maximum of $1,000 per participant per year. The Company also plans to combine the 401(k) plan with the Company's Employee Stock Ownership Plan to fund employer contributions.

      For more information, reference is made to the Company's press release dated April 16, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

       (d)  Exhibits

            Number      Description
            ------      -----------

            99.1        Press Release dated April 16, 2008


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  BENEFICIAL MUTUAL BANCORP, INC.


Date:  April 16, 2008             By: /s/ Joseph F. Conners
                                      ----------------------------------
                                      Joseph F. Conners
                                      Executive Vice President and Chief
                                        Financial Officer